--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

February 7, 2001

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Realty Income Fund, Inc. for the quarter and twelve months ended December 31, 2000. The net asset value per share at that date was $7.52. In addition, a distribution of $0.15 per share (including a regular $0.13 per share distribution plus a special income distribution of $0.02 per share) was declared for shareholders of record December 1, 2000 and paid on January 15, 2001.

2000 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Income Fund, Inc. total return, based on income and change in net asset value, was 2.3%. This performance compares to the NAREIT Equity REIT Index* total return of 3.7%. The Fund's total return for the twelve months ended December 31, 2000 was 26.5%. The NAREIT Equity REIT Index total return was 26.4%.

    The biggest story of the year 2000 for most Americans was the presidential election; the biggest story for most investors was the collapse of the NASDAQ market. The biggest story at Cohen & Steers, however, was the resurgence of REIT share prices. While REIT absolute returns were substantial, the best since 1996, on a relative basis REITs enjoyed their best year ever. REITs outpaced the S&P 500 by a record 35 percentage points and beat the NASDAQ by an also unprecedented 65 percentage points. Every major property sector participated in the rise and, for the second year in a row, the Office and Apartment sectors provided among the best results, both returning 35.5%. Similarly, while REITs of nearly all sizes also participated, the larger companies once again fared the best.

    Driving the returns of our portfolio during 2000 were our investments in the Office, Apartment, Industrial and Hotel sectors. Office and Industrial property fundamentals were quite healthy throughout the year as absorption and rent growth exceeded expectations. The Apartment sector benefited as concern grew throughout the year about an economic slowdown. The Hotel sector started the year with extremely attractive valuations and benefited from a slowdown in construction activity and greater-than-expected revenue growth. Additionally, although we were a bit early, the portfolio benefited from our investments in the Health Care sector in the second half of the year. We believe that the Health Care sector, particularly nursing homes, will continue to benefit from a stronger medicare reimbursement environment.

    The relative price performance of REITs closely paralleled the relative direction of the fundamentals for the real estate industry compared to most other sectors of corporate America. While many non-real estate companies were reporting earnings that disappointed investors, most REITs recorded positive surprises. Consequently, while earnings estimates were being reduced for many companies, forecasts for REIT earnings continually rose throughout the year. In the year, average REIT earnings per share grew at nearly 10% and dividends per share rose by approximately 5%, while for those REITs operating in the strongest markets earnings grew by a substantially greater rate. Perhaps most importantly, the growth outlook for 2001 and 2002 has remained uniformly bright for the REIT industry while recession fears are causing many analysts to contemplate an actual decline in profits for many other industry sectors.

--------------------------------------------------------------------------------
                                       1

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                     COHEN & STEERS REALTY INCOME FUND, INC.

    Despite their strong fundamentals and stock market performance, we think it would be a mistake to conclude that REITs suddenly returned to investor favor in 2000. That, we believe, has yet to come. Instead, we believe that investment performance was strongly influenced by a combination of factors that had more do to with the shrinking supply of, rather than demand for, REIT shares. First, common equity capital raised by REITs during the year, at $1.2 billion, was the lowest since 1992, just half of 1999's total and only 4% of the record amount raised in 1997. For the first time since 1979 there were no REIT initial public offerings. Meanwhile, share repurchases by REITs, at about $2.5 billion, were far greater than equity issuance. And finally, merger and acquisition activity, at approximately $13 billion, resulted in the elimination of 13 companies from the REIT universe. Thus, despite only modest inflows to dedicated REIT mutual funds (less than $500 million) and little reported institutional funding activity, supply/demand dynamics were extraordinarily favorable.

    At the close of 2000, the change in the position of the Federal Reserve Board to a neutral posture, which soon after year-end became an actual interest rate reduction, produced a strong year-end rally as REITs returned 7% in December alone. This strength was the result of a strong signal that the Fed would act to avert a deep economic downturn. In addition, the multi-year low in interest rates made the 7.5% average current yield of equity REITs highly attractive. As a result, REITs ended the year in an ideal fundamental, technical and competitive return position.

2001 INVESTMENT OUTLOOK

    Our outlook for 2001 is relatively uncomplicated and entails the following expectations:

    1. WE EXPECT REIT FUNDAMENTALS TO REMAIN SOLID IN 2001. The Wall Street consensus forecast of 8-10% earnings growth for the REIT industry, in line with the growth recorded in 2000, appears to us to be quite achievable. It is based on properties and tenants in place, with little or no contribution from newly acquired properties and no upside surprises such as unusual rent increases. We also expect very few earnings disappointments due to the long-term nature of leases, which make rental income relatively stable and predictable. As we have mentioned in the past, we do not detect a high degree of over-building, which would cause an increase in competition for tenants, and severe pressure on rents. In addition, the current economic climate and tightened credit markets are likely to discourage, if not cancel, many plans for new development. Further, the forecast rate of REIT earnings growth may be very attractive compared to the rate of S&P 500 earnings growth in 2001. Market analysts are consistently lowering their expectations for corporate profit growth to the low single-digit level, and it appears that any revisions to these forecasts are likely to be to a lower, if not negative, growth rate.

    2. WE EXPECT THE REIT SECTOR'S SUPERIOR EARNINGS GROWTH TO RESULT IN IMPROVING ABSOLUTE AND RELATIVE VALUATIONS. Despite their strong performance, at the close of 2000 REITs were trading at the lower end of their historic absolute FFO multiple range, as price appreciation during the year was accompanied by solid earnings growth. In addition, despite REITs significantly outperforming the broader markets, they still ended the year at the low end of the historic multiple range relative to the S&P 500 Index. Based on our expectations for 2001 earnings, we believe it would not be unreasonable to expect REIT earnings multiples to expand. Further, compared to corporate profit growth in general, it is quite possible that REITs will enjoy multiple expansion relative to the market due to their superior growth

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

       prospects. For this to occur, and for REITs to at last return to investor favor, it will be important that REITs demonstrate that their earnings are not as cyclical as commonly believed and that they can withstand a period of softness in the economy.

    3. WE EXPECT REITS TO ENCOUNTER NEW INVESTMENT OPPORTUNITIES IN 2001. Most REITs, particularly the larger ones that dominate their property sectors, ended 2000 in excellent financial condition. To the extent that economic softness causes financial stress, REITs are in a position to provide financial liquidity on beneficial terms. Already, we are seeing a slowdown in the pace of property transactions and a rise in capitalization rates (current returns) at which real estate can be purchased. This appears to be happening in both the weakest and strongest markets. Importantly, to the extent that REITs can opportunistically use their balance sheets, acquisition skills and the currency of their shares, they may enhance the outlook for profit growth in 2002 and beyond. This will further improve their standing in the investment community and, consequently, their valuations.

    4. WE EXPECT THAT AFTER THREE YEARS OF CONTRACTION THE REIT INDUSTRY WILL EXPAND ONCE AGAIN. Unlike the conditions that persisted in 2000, if we are correct in our expectation of improving valuations and increasing new investment opportunities, many REITs will be able to take advantage of improved access to both the equity and debt markets. A lower interest rate environment will surely enable some REITs to utilize leverage to expand earnings. More significantly, unlike the environment of the last several years, we expect equity issuance to be better accepted by the marketplace. Existing investors are likely to embrace an expanded equity base in anticipation of a company's improved growth prospects, while new investors will use equity offerings as an opportunity to establish meaningful investment positions.

    Based on these expectations, we have made modest changes to our portfolio in order to better position it for the current year. Our largest weightings continue to be the Office, Apartment and Office/Industrial sectors. Our Office and Office/Industrial holdings consist of high quality companies primarily operating in protected markets, which have embedded growth in rents and benefit from a long lease cycle. The Apartment investments comprise attractively valued companies with diversified portfolios. We continue to overweight the Health Care sector, as it is not sensitive to economic downturns and offers an exceptional valuation opportunity. Finally, we have increased our allocation to the Regional Mall sector. We believe that much of the bad news with respect to the retail sector, such as the slowing economy, the incursion of the Internet, and the increase in store closings is already priced into the stocks and the sector is now undervalued.

    In summary, we believe that investment performance in 2001 will largely hinge upon how resilient property markets prove to be and, in turn, how well expectations for REIT earnings are met. As mentioned, our early indications remain positive on these counts, but this largely depends on how severe this economic slowdown proves to be. Undoubtedly, economic weakness that is greater than a short and mild recession will expose pockets of weakness that could justifiably raise investor concerns. On the other hand, because REITs are better capitalized and better positioned than at this point in any other past cycles, we have great confidence that they will prove the skeptics wrong. Because REITs have already gone through a severe bear market in 1998-99 and they are still inexpensively valued, it is our belief that even in a severe economic downturn they should record superior relative performance, compared to the market in general. Further, as the year progresses and, as we expect, the outlook for

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------

                     COHEN & STEERS REALTY INCOME FUND, INC.

renewed economic growth becomes clearer, any uncertainty about REITs' fundamental prospects for 2002 should diminish.

    After the severe turbulence experienced in the financial markets last year and considering the dramatic changes apparently taking place in the economic climate this year, it is our belief that investor attitudes towards the range of asset classes are in the process of changing. REITs are investments that trade below their tangible values, have at least stable, if not improving, earnings growth prospects, and generate a high return from current income alone. This could not be in greater contrast to the characteristics of the market sectors that caused massive investor losses last year. As a result, we remain confident that REITs can continue to generate attractive returns as they regain investor favor.

Sincerely,

             MARTIN COHEN                 ROBERT H. STEERS
             MARTIN COHEN                 ROBERT H. STEERS
             President                    Chairman

                          STEVEN R. BROWN
                          STEVEN R. BROWN
                          Portfolio Manager

-------------------------------------------------------------------------------
   Cohen & Steers is online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
-------------------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                               NUMBER        VALUE
                                                              OF SHARES    (NOTE 1)
                                                              ---------   -----------
EQUITIES                                             97.36%
  COMMON STOCK                                       80.69%
    APARTMENT/RESIDENTIAL                            12.12%
         Apartment Investment & Management Co. -- Class A...     8,700    $   434,456
         Camden Property Trust..............................    12,900        432,150
         Gables Residential Trust...........................    14,800        414,400
         Home Properties of New York........................     7,900        220,706
         Summit Properties..................................    21,900        569,400
         United Dominion Realty Trust.......................    63,400        685,513
                                                                          -----------
                                                                            2,756,625
                                                                          -----------
    DIVERSIFIED                                       1.49%
         Colonial Properties Trust..........................    13,000        338,812
                                                                          -----------
    HEALTH CARE                                      12.45%
         Health Care Property Investors.....................    33,600      1,003,800
         Healthcare Realty Trust............................    38,900        826,625
         Nationwide Health Properties.......................    52,900        681,088
         Ventas.............................................    56,700        318,938
                                                                          -----------
                                                                            2,830,451
                                                                          -----------
    HOTEL                                             8.17%
         FelCor Lodging Trust...............................    22,800        545,775
         Host Marriott Corp.................................    36,100        467,044
         MeriStar Hospitality Corp..........................    42,900        844,594
                                                                          -----------
                                                                            1,857,413
                                                                          -----------
    INDUSTRIAL                                        3.56%
         First Industrial Realty Trust......................    23,800        809,200
                                                                          -----------
    MANUFACTURED HOME                                 0.03%
         Chateau Communities................................       200          6,087
                                                                          -----------
    OFFICE                                           20.12%
         Arden Realty Group.................................    29,200        733,650
         Brandywine Realty Trust............................    49,200      1,017,825
         Crescent Real Estate Equities Co...................    41,700        927,825
         Highwoods Properties...............................    37,900        942,762
         Mack-Cali Realty Corp..............................    33,400        953,987
                                                                          -----------
                                                                            4,576,049
                                                                          -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                               NUMBER        VALUE
                                                              OF SHARES    (NOTE 1)
                                                              ---------   -----------
    OFFICE/INDUSTRIAL                                 8.84%
         Kilroy Realty Corp.................................     5,500    $   157,094
         Liberty Property Trust.............................    34,800        993,975
         Prentiss Properties Trust..........................     4,000        107,750
         Prime Group Realty Trust...........................    15,300        219,938
         Reckson Associates Realty Corp. -- Class B.........    19,600        532,875
                                                                          -----------
                                                                            2,011,632
                                                                          -----------

    SELF STORAGE                                      0.50%
         Storage USA........................................     3,600        114,300
                                                                          -----------

    SHOPPING CENTER                                  13.41%
      COMMUNITY CENTER                                3.84%
         Kimco Realty Corp..................................     8,000        353,500
         Pan Pacific Retail Properties......................    17,600        392,700
         Philips International Realty Corp..................    31,200        126,750
                                                                          -----------
                                                                              872,950
                                                                          -----------

      REGIONAL MALL                                   9.57%
         CBL & Associates Properties........................    16,500        417,656
         JP Realty..........................................    27,800        437,850
         Macerich Co........................................    21,200        406,775
         Simon Property Group...............................    20,400        489,600
         Taubman Centers....................................    38,900        425,469
                                                                          -----------
                                                                            2,177,350
                                                                          -----------

         TOTAL SHOPPING CENTER..............................                3,050,300
                                                                          -----------
             TOTAL COMMON STOCK (Identified
                cost -- $17,503,759)........................               18,350,869
                                                                          -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                               NUMBER        VALUE
                                                              OF SHARES    (NOTE 1)
                                                              ---------   -----------
  PREFERRED STOCK                                    16.67%
         Apartment Investment & Management Co., 9.00%,
           Series C.........................................    31,500    $   622,125
         Apartment Investment & Management Co., 9.375%,
           Series G.........................................    37,600        766,100
         Camden Property Trust, $2.25, Series A
           (Convertible)....................................    18,600        483,600
         CarrAmerica Realty Corp., 8.57%, Series B..........    10,000        205,625
         Colonial Properties Trust, 8.75%, Series A.........    17,500        363,125
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)....................................     4,300         68,262
         Crown American Realty Trust, 11.00%, Series A......    11,100        419,025
         Health Care Property Investors, 8.70%, Series B....     3,200         58,800
         Health Care Property Investors, 8.60% Series C.....     6,300        116,550
         Taubman Centers, 8.30%, Series A...................    28,300        474,025
         United Dominion Realty Trust, 9.25%, Series A......     9,600        213,600
                                                                          -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $4,197,234).........................                3,790,837
                                                                          -----------
             TOTAL EQUITIES (Identified
                cost -- $21,700,993)........................               22,141,706
                                                                          -----------

                                                              PRINCIPAL      VALUE
                                                               AMOUNT      (NOTE 1)
                                                              ---------   -----------
  CORPORATE BOND                                      0.94%
         #Macerich Co. 144A, Convertible, 7.25%, due
           12/15/02 (Identified cost -- $206,769)...........  $235,000    $   213,263
                                                                          -----------
  COMMERCIAL PAPER                                    2.96%
         Campbell Soup Co., 6.25%, due 1/02/01
           (Identified cost -- $673,883)....................   674,000        673,883
                                                                          -----------

TOTAL INVESTMENTS (Identified
  cost -- $22,581,645) ............................. 101.26%               23,028,852

LIABILITIES IN EXCESS OF OTHER ASSETS .............. (1.26)%                 (285,589)
                                                                          -----------

NET ASSETS (Equivalent to $7.52 per share based on
  3,024,603 shares of capital stock outstanding) .. 100.00%               $22,743,263
                                                    ------                -----------
                                                    ------                -----------

-------------------
# Security is restricted and subject to rule 144A. The Fund prices this security using a procedure approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
    Investments in securities, at value (Identified
       cost -- $22,581,645) (Note 1)........................  $23,028,852
    Cash....................................................          952
    Dividends and interest receivable.......................      231,751
    Receivable for investment securities sold...............        9,497
    Other assets............................................        1,078
                                                              -----------
         Total Assets.......................................   23,272,130
                                                              -----------
LIABILITIES:
    Payable for dividends declared..........................      453,691
    Payable to administrator................................       16,583
    Payable to investment adviser...........................       10,712
    Other liabilities.......................................       47,881
                                                              -----------
         Total Liabilities..................................      528,867
                                                              -----------
NET ASSETS applicable to 3,024,603 shares of $0.01 par value common stock outstanding (Note 4).........................  $22,743,263
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE:
    ($22,743,263[div]3,024,603 shares outstanding)..........  $      7.52
                                                              -----------
                                                              -----------
MARKET PRICE PER SHARE......................................  $      6.94
                                                              -----------
                                                              -----------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE..........        (7.71)%
                                                              -----------
                                                              -----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $23,867,376
    Distributions in excess of net investment income........     (453,691)
    Accumulated net realized loss on investments sold.......   (1,117,629)
    Net unrealized appreciation on investments..............      447,207
                                                              -----------
                                                              $22,743,263
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income (Note 1):
    Dividend income.........................................  $1,981,301
    Interest income.........................................      53,791
                                                              ----------
         Total Income.......................................   2,035,092
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................     133,807
    Administration and transfer agent fees (Note 2).........      64,094
    Professional fees.......................................      54,920
    Reports to shareholders.................................      52,957
    Directors' fees and expenses (Note 2)...................      31,220
    Miscellaneous...........................................      26,359
                                                              ----------
         Total Expenses.....................................     363,357
                                                              ----------
Net Investment Income.......................................   1,671,735
                                                              ----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................    (992,398)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................   4,312,879
                                                              ----------
         Net realized and unrealized gain/(loss) on
            investments.....................................   3,320,481
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $4,992,216
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2000   DECEMBER 31, 1999
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................     $ 1,671,735         $ 1,799,780
         Net realized loss on investments.......        (992,398)         (1,344,606)
         Net change in unrealized
            appreciation/(depreciation) on
            investments.........................       4,312,879          (2,044,176)
                                                     -----------         -----------
              Net increase/(decrease) in net
                assets resulting from
                operations......................       4,992,216          (1,589,002)
                                                     -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................      (1,375,669)         (1,478,851)
         Tax return of capital..................        (256,834)           (441,964)
                                                     -----------         -----------
              Total dividends and distributions
                to shareholders.................      (1,632,503)         (1,920,815)
                                                     -----------         -----------
    Capital Stock Transactions (Note 4):
         Increase in net asset value of shares
            issued to shareholders in
            reinvestment of dividends and
            distributions from net investment
            income and net realized gain on
            investments.........................          82,560             566,758
                                                     -----------         -----------
              Total increase/(decrease) in net
                assets..........................       3,442,273          (2,943,059)
                                                     -----------         -----------
    Net Assets:
         Beginning of year......................      19,300,990          22,244,049
                                                     -----------         -----------
         End of year (including distributions in
            excess of net investment income of
            $453,691 and $0 at December 31, 2000
            and December 31, 1999, respectively)     $22,743,263         $19,300,990
                                                     -----------         -----------
                                                     -----------         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                2000     1999       1998       1997     1996
--------------------------------                               ------   ------     ------     ------   ------
Net asset value, beginning of year..........................   $ 6.41   $ 7.56     $ 11.08   $10.70   $ 8.59
                                                               ------   ------     -------   ------   ------
Income from investment operations:
   Net investment income....................................     0.55     0.60        0.69     0.69     0.68
   Net realized and unrealized gain/(loss) on investments...     1.10    (1.11)      (2.20)    1.65     2.26
                                                               ------   ------     -------   ------   ------
       Total from investment operations.....................     1.65    (0.51)      (1.51)    2.34     2.94
                                                               ------   ------     -------   ------   ------
Less dividends and distributions to shareholders from:
   Net investment income....................................    (0.46)   (0.49)      (0.41)   (0.68)   (0.68)
   Net realized gain on investments.........................       --       --       (1.52)   (1.28)   (0.15)
   Tax return of capital....................................    (0.08)   (0.15)      (0.08)      --       --
                                                               ------   ------     -------   ------   ------
       Total dividends and distributions to shareholders....    (0.54)   (0.64)      (2.01)   (1.96)   (0.83)

       Total increase/(decrease) in net assets..............     1.11    (1.15)      (3.52)    0.38     2.11
                                                               ------   ------     -------   -------   ------
Net asset value, end of year................................   $ 7.52   $ 6.41     $  7.56   $11.08   $10.70
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
Market value, end of year...................................   $ 6.94   $ 6.50     $  7.81   $11.56   $12.00
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
-------------------------------------------------------------------------------------------------------------
Total market value return(1)................................    15.50%  - 3.57%    - 15.90%   13.20%   42.32%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
Total net asset value return(1).............................    26.54%  - 7.39%    - 13.77%   22.44%   33.32%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
-------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
   Net assets, end of year (in millions)....................   $ 22.7   $ 19.3     $  22.2   $ 32.1   $ 30.8
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
   Ratio of expenses to average net assets
     (before expense reduction).............................     1.72%    1.66%       1.52%    1.42%    1.45%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
   Ratio of expenses to average net assets
     (net of expense reduction).............................     1.72%    1.58%       1.51%    1.42%    1.45%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
   Ratio of net investment income to average net assets
     (before expense reduction).............................     7.90%    8.31%       6.89%    6.07%    7.34%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
   Ratio of net investment income to average net assets
     (net of expense reduction).............................     7.90%    8.39%       6.90%    6.07%    7.34%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------
   Portfolio turnover rate..................................    33.48%   56.88%      88.32%   53.76%   30.45%
                                                               ------   ------     -------   ------   ------
                                                               ------   ------     -------   ------   ------

-------------------
(1) Total market value return is computed based upon the American Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account reinvested dividends.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 21, 1988 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $256,834 ($0.08 per share) for the year ended December 31, 2000, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 2000, the Fund decreased undistributed net investment income by $749,757, decreased accumulated net realized loss on investments sold by $358,158 and increased paid-in capital by $391,599. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund had a capital loss carryforward of $824,401 and $660,869 expiring in 2007 and 2008, respectively.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFIILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.65% of the average daily net assets of the Fund (approximately 0.65% on an annual basis). For the year ended December 31, 2000, the Fund incurred $133,807 in advisory fees.

    Administration Fees: The Chase Manhattan Bank N.A., through its affiliate Chase Global Funds Services Company (the 'Administrator'), serves as the Fund's administrator pursuant to an administration agreement (the 'Agreement') with Cohen & Steers Realty Income Fund, Inc, Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. (the 'Funds'). Under the terms of the Agreement, the Administrator maintains the Fund's books and records, prepares financial information for the Fund's tax returns, proxy statements, quarterly and annual reports to shareholders and generally assists in all aspects of Fund operations, other than providing investment advice, subject to the supervision of the Fund's Board of Directors. For the services provided the Fund, the Administrator receives a monthly fee, allocated to each of the Funds based on relative net assets (subject to a minimum fee of $50,000 for the Fund), at the annual rate of 0.08% on the first $500 million of the Funds average daily net assets, 0.05% on the next

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

$500 million of the Funds' average daily net assets and 0.03% on the Funds' average daily net assets in excess of $1 billion. For the year ended December 31, 2000, the Fund incurred $64,094 in administration fees.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $31,220 for the year ended December 31, 2000.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000 totaled $6,933,448 and $6,934,116, respectively.

    At December 31, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost.....................................  $22,214,002
                                                     -----------
Gross unrealized appreciation......................  $ 2,283,116
Gross unrealized depreciation......................  $(1,468,266)
                                                     -----------
Net unrealized appreciation........................  $   814,850
                                                     -----------
                                                     -----------

NOTE 4. CAPITAL STOCK AND DISTRIBUTION REINVESTMENT

    At December 31, 2000, the Fund has one class of common stock, par value $0.01 per share, of which 50 million shares are authorized and 3,024,603 shares are outstanding.

    Distributions during the year ended December 31, 2000 resulted in 17,896 shares being issued at an average price of $6.89 through the dividend reinvestment plan.

    Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by The Chase Manhattan Bank, ('Chase') as dividend paying agent. Pursuant to the Automatic Reinvestment Plan (the 'Plan') shareholders not making such election will have all amounts automatically reinvested by Chase, as the Plan agent, in whole or fractional shares of the Fund.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                         NET INCREASE/
                                                                    NET REALIZED         (DECREASE) IN
                             TOTAL                 NET             AND UNREALIZED          NET ASSETS
                           INVESTMENT           INVESTMENT           GAIN/(LOSS)           RESULTING           NET ASSETS AT
QUARTERLY PERIOD             INCOME               INCOME           ON INVESTMENTS       FROM OPERATIONS        END OF PERIOD
----------------       ------------------   ------------------   -------------------   ------------------   -------------------
                                     PER                  PER                  PER                   PER                   PER
FISCAL 2000              AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT     SHARE      AMOUNT     SHARE     AMOUNT      SHARE
-----------            ----------   -----   ----------   -----   ----------   ------   ----------   -----   -----------   -----
March 31.............  $  404,033   $0.13   $  319,187   $0.11   $ (123,916)  $(0.05)  $  195,271   $0.06   $19,145,510   $6.34
June 30..............     505,465    0.17      419,931    0.13    2,070,616     0.70    2,490,547    0.83    21,283,777    7.04
September 30.........     522,773    0.17      433,635    0.15    1,363,157     0.44    1,796,792    0.59    22,687,371    7.50
December 31..........     602,821    0.18      498,982    0.14       10,624     0.01      509,606    0.15    22,743,263    7.52
                       ----------   -----   ----------   -----   ----------   ------   ----------   -----
                       $2,035,092   $0.65   $1,671,735   $0.53   $3,320,481   $ 1.10   $4,992,216   $1.63
                       ----------   -----   ----------   -----   ----------   ------   ----------   -----
                       ----------   -----   ----------   -----   ----------   ------   ----------   -----

                                 PER                  PER                   PER                    PER                    PER
FISCAL 1999          AMOUNT     SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT      SHARE
-----------        ----------   -----   ----------   -----   -----------   ------   -----------   ------   -----------   -----
March 31.........  $  540,840   $0.18   $  449,816   $0.15   $(1,593,152)  $(0.52)  $(1,143,336)  $(0.37)  $21,000,169   $7.02
June 30..........     500,803    0.17      426,575    0.14     1,934,118     0.65     2,360,693     0.79    22,903,661    7.64
September 30.....     513,565    0.17      429,634    0.15    (2,313,954)   (0.78)   (1,884,320)   (0.63)   20,562,066    6.84
December 31......     584,176    0.19      493,755    0.16    (1,415,794)   (0.46)     (922,039)   (0.30)   19,300,990    6.41
                   ----------   -----   ----------   -----   -----------   ------   -----------   ------
                   $2,139,384   $0.71   $1,799,780   $0.60   $(3,388,782)  $(1.11)  $(1,589,002)  $(0.51)
                   ----------   -----   ----------   -----   -----------   ------   -----------   ------
                   ----------   -----   ----------   -----   -----------   ------   -----------   ------

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Realty Income Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                PRICEWATERHOUSECOOPERS LLP

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    Pursuant to the Dividend Reinvestment Plan (the 'Plan'), shareholders may elect, by instructing The Chase Manhattan Bank (the 'Plan Agent') in writing, to receive all distributions and capital gains in cash. Shareholders who do not make such election will have all such amounts automatically reinvested by the Plan Agent in whole and fractional shares of the Fund's common stock.

    Dividend and capital gain distributions will be reinvested for participants in the Plan on the reinvestment date and participants shall receive the equivalent in shares valued at the lower of market price or net asset value. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at a per share price equal to the higher of the net asset value or 95% of the closing market price per share on the payment date. If net asset value of shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, the Plan Agent will buy shares in the open market. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of the shares, the average price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                  Chase Global Fund Services Company
                                  Attn: Cohen & Steers
                                  P.O. Box 2798
                                  Boston, MA 02208-2798

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

    During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

-------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

     MEET THE COHEN & STEERS
         FAMILY OF FUNDS:

           FOR HIGH CURRENT INCOME:                         FOR TOTAL RETURN:

                   [LOGO]                                         [LOGO]

               COHEN & STEERS                                 COHEN & STEERS
             EQUITY INCOME FUND                                REALTY SHARES

   IDEAL FOR INVESTORS SEEKING A HIGH           IDEAL FOR INVESTORS SEEKING MAXIMUM
   DIVIDEND YIELD AND CAPITAL APPRECIATION,     TOTAL RETURN THROUGH BOTH CURRENT INCOME
   INVESTING PRIMARILY IN REITS                 AND CAPITAL APPRECIATION, INVESTING PRIMARILY IN
   A, B, C AND I SHARES AVAILABLE               REITS
   SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX          SYMBOLS: CSRSX


          FOR CAPITAL APPRECIATION:                      FOR TOTAL RETURN:

                   [LOGO]                                      [LOGO]

               COHEN & STEERS                             COHEN & STEERS
             SPECIAL EQUITY FUND                    INSTITUTIONAL REALTY SHARES

   IDEAL FOR INVESTORS SEEKING MAXIMUM          IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
   CAPITAL APPRECIATION, INVESTING IN A         RETURN THROUGH BOTH CURRENT INCOME AND
   LIMITED NUMBER OF COMPANIES ENGAGED          CAPITAL APPRECIATION, INVESTING IN REITS
   IN THE REAL ESTATE OR RELATED INDUSTRIES     OFFERS LOW TOTAL EXPENSE RATIO

   CONCENTRATED, HIGHLY FOCUSED PORTFOLIO       HIGHER MINIMUM PURCHASE REQUIRED

   SYMBOLS: CSSPX                               SYMBOLS: CSRIX

                                                                   FOR MORE INFORMATION
                                                                  PLEASE CONTACT US AT:
                                                                     1-800-330-REIT,
                                                                 OR VISIT OUR WEBSITE AT
                                                                  www.cohenandsteers.com

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
           COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS
                                           INVESTMENT ADVISER
Robert H. Steers                           Cohen & Steers Capital Management, Inc.
Director and Chairman                      757 Third Avenue
                                           New York, NY 10017
Martin Cohen                               (212) 832-3232
Director and President
                                           FUND ADMINISTRATOR AND TRANSFER AGENT
Gregory C. Clark                           Chase Global Funds Services Co.
Director                                   73 Tremont Street
                                           Boston, Massachusetts 02108
George Grossman                            (800) 437-9912
Director
                                           CUSTODIAN
Jeffrey H. Lynford                         The Chase Manhattan Bank, N.A.
Director                                   One Chase Manhattan Plaza
                                           New York, New York 10081
Willard H. Smith, Jr.
Director                                   LEGAL COUNSEL
                                           Simpson Thacher & Bartlett
Elizabeth O. Reagan                        425 Lexington Avenue
Vice President                             New York, NY 10117

Adam Derechin                              American Stock Exchange Symbol: RIF
Vice President and Assistant Treasurer     Website: www.cohenandsteers.com

Lawrence B. Stoller                        This report is for shareholder
Assistant Secretary                        information. This is not a prospectus
                                           intended for use in the purchase or sale
                                           of Fund shares. Past performance is, of
                                           course, no guarantee of future results
                                           and your investment may be worth more or
                                           less at the time you sell.

--------------------------------------------------------------------------------
                                       19

                                COHEN & STEERS
                              REALTY INCOME FUND

                               ----------------
                                 ANNUAL REPORT
                               DECEMBER 31, 2000



COHEN & STEERS
REALTY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                               STATEMENT OF DIFFERENCES

The division sign shall be expressed as...................................[div]